United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 4, 2022 (November 1, 2022)

Date of Report (Date of earliest event reported)

FORTUNE RISE ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40990	86-1850747
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

48 Bridge Street, Building A Metuchen, NJ	08840
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 909-214-2482

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	FRLAU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	FRLA	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	FRLAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On November 4, 2022, an aggregate of $977,500 (the “Extension Payment”) was deposited into the trust account of Fortune Rise Acquisition Corporation, a Delaware corporation (the “Company”) for the public shareholders, representing $0.10 per public share, which enables the Company to extend the period of time it has to consummate its initial business combination by three months from November 5, 2022 to February 5, 2023 (the “Extension”). The Extension is the first of the two three-month extensions permitted under the Company’s governing documents.

In connection with the Extension Payment, the Company issued unsecured promissory notes (the “Notes”) to certain initial stockholders including (i) a note of $413,750 to Mr. Koon Keung Chan, the manager of Fortune Rise Sponsor LLC, the Sponsor of the Company, (ii) a note of $150,000 to U.S. Tiger Securities, Inc., and (iv) a note of $170,000 to Dr. Lei Xu, the President and Chairwoman of the Company.

The Notes are non-interest bearing and payable (subject to the waiver against trust provisions) on the earlier of (i) consummation of the Company’s initial business combination and (ii) the date of the liquidation of the Company. The principal balance may be prepaid at any time, at the election of the Company. The holders of the Notes have the right, but not the obligation, to convert their Notes, in whole or in part, respectively, into private shares of the Class A common stock (the “Conversion Shares”) of the Company, as described in the prospectus of the Company (File Number 333-256511). The number of Conversion Shares to be received by the holders in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to such holders by (y) $10.00.

The issuance of the Notes was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

A copy of each of the Notes are attached as Exhibit 10.1 to Exhibit 10.3 to this Current Report on Form 8-K and are incorporated herein by reference. The disclosures set forth in this Item 2.03 are intended to be summaries only and are qualified in their entirety by reference to the Notes.

Item 7.01 Regulation FD Disclosure.

On November 1, 2022, the Company issued a press release (the “Press Release”) announcing that the Extension Payment had been made. A copy of the Press Release is furnished as Exhibit 99.1 hereto. The information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description
10.1	Promissory Note, dated November 4, 2022, issued by Fortune Rise Acquisition Corporation to Koon Keung Chan
10.2	Promissory Note, dated November 4, 2022, issued by Fortune Rise Acquisition Corporation to U.S. Tiger Securities, Inc.
10.3	Promissory Note, dated November 4, 2022, issued by Fortune Rise Acquisition Corporation to Dr. Lei Xu
99.1	Press Release, dated November 1, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortune Rise Acquisition Corporation

Date: November 4, 2022	By:	/s/ Yuanmei Ma
	Name:	Yuanmei Ma
	Title:	Chief Financial Officer